--------------------------------------------------------------------------------
THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON SEPTEMBER 24, 1998 UNLESS EXTENDED (THE "EXPIRATION DATE"). TENDERS MAY BE WITHDRAWN AND CONSENTS MAY BE REVOKED AT ANY TIME UNTIL THE MINIMUM DEBT EXCHANGE HAS BEEN RECEIVED AND ACCEPTED BY THE COMPANY.
--------------------------------------------------------------------------------

                       PETROLEUM HEAT AND POWER CO., INC.
                              2187 Atlantic Street
                           Stamford, Connecticut 06902

                    LETTER OF TRANSMITTAL, CONSENT AND PROXY
                   For 9 3/8% Subordinated Debentures due 2006
                              (CUSIP No. 716600AE1)


                                 Exchange Agent:

                            THE CHASE MANHATTAN BANK


  By Registered or Certified Mail:              By Overnight Courier:

    The Chase Manhattan Bank                   The Chase Manhattan Bank
  c/o Chase Bank of Texas, N.A.             c/o Chase Bank of Texas, N.A.
  1201 Main Street, 18th Floor              1201 Main Street, 18th Floor
     Dallas, Texas 75202                        Dallas, Texas 75202
      Attn: Frank Ivins                          Attn: Frank Ivins
  Personal and Confidential                  Personal and Confidential




          By Hand:

   The Chase Manhattan Bank                         By Facsimile:
 c/o Chase Bank of Texas, N.A.
 1201 Main Street, 18th Floor           Facsimile Transmission: (214) 949-5932
      Dallas, Texas 75202                Confirm by Telephone: (214) 949-5678
       Attn: Frank Ivins                    For Information: (214) 949-5678
   Personal and Confidential


           DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET
                FORTH ABOVE DOES NOT CONSTITUTE A VALID DELIVERY

    The undersigned acknowledges receipt of (i) the Offering Circular dated August 26, 1998 (the "Offering Circular") of Petroleum Heat and Power Co., Inc., a Minnesota corporation (the "Company"), and (ii) this Letter of Transmittal, Consent and Proxy which may be amended from time to time (this "Letter"), which together constitute the Company's offer (the "Exchange Offer") to exchange $1,000 principal amount of its 9 3/8% Senior Subordinated Debentures due 2006 (the "New Debt Securities") plus 3.3732 shares of its 1998 Junior Convertible Preferred Stock (the "New Junior Preferred Stock") for each $1,000 principal amount of its 9 3/8% Subordinated Debentures due 2006 (the "Old Debt Securities"). Capitalized terms not defined herein are as defined in the Offering Circular.

    The undersigned has completed, executed and delivered this Letter to indicate the action he or she desires to take with respect to the Exchange Offer.

    The Instructions included in this Letter must be followed in their entirety. Questions and requests for assistance or for additional copies of the Offering Circular or this Letter may be directed to the Exchange Agent, at the address listed above, or Mr. George Leibowitz, Treasurer of the Company, at (203) 325-5470, 2187 Atlantic Street, Stamford, Connecticut 06902.


    HOLDERS OF OLD DEBT SECURITIES WHO VALIDLY TENDER THEIR OLD DEBT SECURITIES WILL BE DEEMED TO HAVE GIVEN THEIR CONSENT WITH RESPECT TO SUCH OLD DEBT SECURITIES TO THE OLD DEBT AMENDMENTS.

    HOLDERS OF OLD DEBT SECURITIES WHO VALIDLY TENDER THEIR OLD DEBT SECURITIES WILL BE DEEMED TO HAVE IRREVOCABLY MADE, CONSTITUTED AND APPOINTED THE COMPANY, THE ATTORNEY AND PROXY (THE "STAR GAS PROXY") OF THE HOLDER, WITH FULL POWER OF SUBSTITUTION, TO ATTEND, AND VOTE ALL OF THE SHARES OF NEW JUNIOR PREFERRED STOCK TO BE ISSUED TO THE HOLDER PURSUANT TO THE EXCHANGE OFFER AT, ANY STOCKHOLDER'S MEETING OF THE COMPANY (OR TO EXECUTE A WRITTEN CONSENT) IN FAVOR OF THE STAR GAS TRANSACTION. THIS POWER OF ATTORNEY AND ALL AUTHORITY HEREBY CONFERRED IS COUPLED WITH AN INTEREST AND SHALL BE IRREVOCABLE PURSUANT TO MINNESOTA STATUTES SECTION 302A.449, SUBD.2 AND SHALL NOT BE TERMINATED PRIOR TO 5:00 P.M. NEW YORK CITY TIME ON APRIL 1, 1999.

             PLEASE READ CAREFULLY THE ENTIRE LETTER OF TRANSMITTAL,
                   INCLUDING THE INSTRUCTIONS TO THIS LETTER,
                          BEFORE CHECKING ANY BOX BELOW

    This letter must be used whether certificates for Old Debt Securities are to be forwarded herewith, whether tenders are to be made by book-entry transfer to the account maintained by the Exchange Agent at DTC, or whether the guaranteed delivery procedures are to be utilized. Delivery of documents to DTC does not constitute delivery to the Exchange Agent.

    Your bank or broker can assist you in completing this form. The Instructions included with this Letter must be followed. Questions and requests for assistance or for additional copies of the Offering Circular and this Letter may be directed to the Exchange Agent, the Information Agent or the Company.

    List below the Old Debt Securities to which this Letter relates. If the space provided below is inadequate, the certificate numbers and principal amounts should be listed on a separate signed schedule affixed hereto. The minimum permitted tender is $1,000 principal amount of Old Debt Securities; all other tenders must be in integral multiples of $1,000.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                      BOX 1
                             TO BE COMPLETED BY ALL
--------------------------------------------------------------------------------
                                                                   Principal
Name(s) and Address(es)                                             Amount
of Registered Holder(s)                                           Tendered(2)
(Please Fill In if Blank)                   Principal Amount     (must be an
                            Certificate     Represented by     integral multiple
                            Number(s)(1)    Certificate(s)        of $1,000)
--------------------------------------------------------------------------------


                            ----------------------------------------------------

                            ----------------------------------------------------

                            ----------------------------------------------------

                            ----------------------------------------------------
                            Totals:
--------------------------------------------------------------------------------
(1) Need not be completed if Old Debt Securities are being tendered by book-entry transfer.

(2) Unless otherwise indicated, the entire principal amount represented by a certificate delivered to the Exchange Agent will be deemed to have been tendered.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Ladies and Gentlemen:

    Upon the terms and subject to the conditions of the Exchange Offer, the undersigned tenders to the Company the principal amount of Old Debt Securities indicated above. Subject to, and effective upon, the acceptance for exchange of the Old Debt Securities tendered with this Letter, the undersigned exchanges, assigns and transfers to, or upon the order of, the Company all right, title and interest in and to the Old Debt Securities so tendered.

    The undersigned constitutes and appoints the Exchange Agent as his or her agent and attorney-in-fact (with full knowledge that said Exchange Agent also acts as the agent of the Company) with respect to the tendered Old Debt Securities with full power of substitution, to: (a) deliver certificates for such Old Debt Securities; (b) deliver Old Debt Securities and all accompanying evidence of transfer and authenticity to or upon the order of the Company upon receipt by the Exchange Agent, as the undersigned's agent, of the New Debt Securities and New Junior Preferred Stock to which the undersigned is entitled upon the acceptance by the Company of the Old Debt Securities tendered under the Exchange Offer; and (c) receive all benefits and otherwise exercise all rights of beneficial ownership of the Old Debt Securities, all in accordance with the terms of the Exchange Offer. The power of attorney granted in this paragraph shall be deemed irrevocable and coupled with an interest.

    The undersigned hereby represents and warrants that he or she has full power and authority to tender, exchange, assign and transfer the Old Debt Securities tendered hereby and that the Company will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim when the same are accepted by the Company. The undersigned will, upon request, execute and deliver any additional documents deemed by the Exchange Agent or the Company to be necessary or desirable to complete the assignment and transfer of the Old Debt Securities tendered.

    HOLDERS OF OLD DEBT SECURITIES WHO VALIDLY TENDER THEIR OLD DEBT SECURITIES WILL BE DEEMED TO HAVE GIVEN THEIR CONSENT WITH RESPECT TO SUCH OLD DEBT SECURITIES TO THE OLD DEBT AMENDMENTS.

    HOLDERS OF OLD DEBT SECURITIES WHO VALIDLY TENDER THEIR OLD DEBT SECURITIES WILL BE DEEMED TO HAVE IRREVOCABLY MADE, CONSTITUTED AND APPOINTED THE COMPANY, THE ATTORNEY AND PROXY (THE "STAR GAS PROXY") OF THE HOLDER, WITH FULL POWER OF SUBSTITUTION, TO ATTEND, AND VOTE ALL OF THE SHARES OF NEW JUNIOR PREFERRED STOCK TO BE ISSUED TO THE HOLDER PURSUANT TO THE EXCHANGE OFFER AT, ANY STOCKHOLDER'S MEETING OF THE COMPANY (OR TO EXECUTE A WRITTEN CONSENT) IN FAVOR OF THE STAR GAS TRANSACTION. THIS POWER OF ATTORNEY AND ALL AUTHORITY HEREBY CONFERRED IS COUPLED WITH AN INTEREST AND SHALL BE IRREVOCABLE PURSUANT TO MINNESOTA STATUTES SECTION 302A.449, SUBD.2 AND SHALL NOT BE TERMINATED PRIOR TO 5:00 P.M. NEW YORK CITY TIME ON APRIL 1, 1999.

    The undersigned understands that the Company may accept the undersigned's tender by delivering oral or written notice of acceptance to the Exchange Agent, at which time the undersigned's right to withdraw such tender will terminate.

    All authority conferred or agreed to be conferred by this Letter shall survive the death or incapacity of the undersigned, and every obligation of the undersigned under this Letter shall be binding upon the undersigned's heirs, personal representatives, successors and assigns. Tenders may be withdrawn only in accordance with the procedures set forth in the Instructions contained in this Letter.

    Unless otherwise indicated under "Special Delivery Instructions" below, the Exchange Agent will deliver New Debt Securities and New Junior Preferred Stock (and, if applicable, substitute Old Debt Securities for any principal amount of Old Debt Securities not exchanged) to the undersigned at the address set forth in Box 1. The undersigned understands that Holders who tender Old Debt Securities by book-entry transfer ("Book-Entry Holders") may request that any Old Debt Securities not exchanged be returned by crediting the account maintained by DTC as such Book-Entry Holders may designate by making an appropriate entry under the box entitled "Special Issuance and Delivery Instructions" below. The undersigned recognizes that the Company has no obligation pursuant to the "Special Issue Instructions" to transfer any Old Debt Securities from the name of the registered holder thereof if the Company does not accept for exchange any of the principal amount of such Old Debt Securities so tendered.

    This Letter is to be completed by Holders if certificates are to be forwarded herewith pursuant to the procedures set forth in the Offering Circular. Holders whose certificates are not immediately available or who cannot deliver their certificates and all other documents required hereby to the Exchange Agent on or prior to the Expiration Date must tender their Old Debt Securities according to the guaranteed delivery procedure set forth under the caption "The Exchange Offer--Procedure for Tendering--Guaranteed Delivery" in the Offering Circular (see Instruction 1). The undersigned understands that the Exchange Offer is subject to the more detailed terms set forth in the Offering Circular and, in case of any conflict between the terms of the Offering Circular and this Letter, the Offering Circular shall prevail.

/_/ CHECK HERE IF TENDERED OLD DEBT SECURITIES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH DTC AND COMPLETE THE FOLLOWING:

Name of Tendering Institution:
                              -------------------------------------------------

DTC Account Number:
                   ------------------------------------------------------------

Transaction Code Number:
                        -------------------------------------------------------

/_/ CHECK HERE IF TENDERED OLD DEBT SECURITIES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING:

Name(s) of Registered Owner(s):
                               ------------------------------------------------
Date of Execution of Notice of Guaranteed Delivery:
                                                  -----------------------------

Window Ticket Number (if available):
                                    -------------------------------------------

Name of Eligible Institution which Guaranteed Delivery:
                                                       ------------------------

DTC Account Number (if delivered by book-entry transfer):
                                                         ----------------------

    THE UNDERSIGNED, BY COMPLETING BOX 1 ABOVE AND SIGNING THIS LETTER, WILL BE DEEMED TO HAVE TENDERED THE OLD DEBT SECURITIES AS SET FORTH IN SUCH BOX ABOVE AND TO HAVE GIVEN HIS OR HER CONSENT WITH RESPECT TO SUCH OLD DEBT SECURITIES TO THE OLD DEBT AMENDMENTS AND TO HAVE GRANTED THE COMPANY THE STAR GAS PROXY WITH RESPECT TO THE NEW JUNIOR PREFERRED STOCK.

               PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

--------------------------------------------------------------------------------
                                      BOX 2
                                PLEASE SIGN HERE
                  (Whether or not Old Debt Securities are being
                          physically tendered herewith)


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Signatures of Owners or                                         Date
authorized Signatory

Area Code and Telephone Number:
                               -------------------------------------------------

This box must be signed by registered holder(s) of Old Debt Securities as their name(s) appear(s) on certificate(s) for Old Debt Securities, or by person(s) authorized to become registered holder(s) by endorsement and documents transmitted with this Letter. If signature is by a trustee, executor, administrator, guardian, officer or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below. (See Instruction 3)

Name(s)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                 (Please Print)

Capacity
        ------------------------------------------------------------------------

Address
       -------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               (Include Zip Code)


                               SIGNATURE GUARANTY
                         (If required by Instruction 3)

Signature(s) guaranteed by an Eligible Institution
                                                  ------------------------------
                                                     (Authorized Signature)

(If required by Instruction 3)
                              --------------------------------------------------
                                                  (Title)

(If required by Instruction 3)
                              --------------------------------------------------
                                               (Name of Firm)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                      BOX 3

                    TO BE COMPLETED BY ALL TENDERING HOLDERS
                PAYER'S NAME: PETROLEUM HEAT AND POWER CO., INC.
--------------------------------------------------------------------------------
                     Part I--PLEASE PROVIDE YOUR       Social Security Number
                     TAXPAYER IDENTIFICATION NUMBER
SUBSTITUTE           (TIN) IN THE BOX AT RIGHT AND    OR
Form W-9             CERTIFY BY SIGNING AND DATING      -----------------------
                     BELOW                              Employer Identification
                                                                Number
                     -----------------------------------------------------------
Department of the    Part 2--Check the box if you are NOT subject to back-up
Treasury Internal    withholding under the provisions of Section 2406(a)(1)(C)
Revenue Service      of the Internal Revenue Code because (1) you have not been notified that you are subject to back-up withholding as
                     a result of failure to report all interest or dividends or
                     (2) ation the Internal Revenue Service has notified
                     you that you are no longer subject to back up
                     withholding. /_/
                     -----------------------------------------------------------
Payer's Request for  CERTIFICATION--UNDER PENALTIES OF            Part 3
Taxpayer Identific   PERJURY, I CERTIFY THAT THE
Number ("TIN")       INFORMATION PROVIDED ON THIS
                     FORM IS TRUE, CORRECT AND
                     COMPLETE.

                     SIGNATURE:                        Check if Awaiting TIN /_/
                               ----------------------
                     DATE:
                          ---------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING
      OF 31% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE EXCHANGE OFFER. PLEASE REVIEW THE "IMPORTANT TAX INFORMATION" SECTION FOR MORE DETAILS.

--------------------------------------------------------------------------------
                                      BOX 4

                           SPECIAL ISSUE INSTRUCTIONS
                           (See Instructions 3 and 4)

    To be completed ONLY if substitute certificates for Old Debt Securities in a principal amount not exchanged and/or certificates for New Debt Securities and/or New Junior Preferred Stock, are to be registered in the name of and sent to someone other than the person whose signature appears in Box 2 or if Old Debt Securities tendered by book-entry transfer which are not exchanged are to be returned by credit to an account maintained by DTC.

Issue and deliver:

(check appropriate boxes)

/_/ Old Debt Securities not tendered to:
/_/ New Debt Securities and New Junior Preferred Stock to:

Name
    ----------------------------------------------------------------------------
                                Please Print
Address
       -------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            (DTC Account Number)

Please complete the Substitute form W-9 at Box 3

Tax I.D. or Social Security Number:
                                   ---------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                      BOX 5

                          SPECIAL DELIVERY INSTRUCTIONS
                           (See Instructions 3 and 4)

    To be completed ONLY if certificates for Old Debt Securities in a principal amount not exchanged and/or New Debt Securities and/or New Junior Preferred Stock are to be sent to someone or issued in the name of someone, other than the person whose signature appears in Box 2 or to an address other than that shown in Box 1.

Deliver:

(check appropriate boxes)

/_/ Old Debt Securities not exchanged to:

/_/ New Debt Securities and New Junior Preferred Stock to:

Name
    ----------------------------------------------------------------------------
                                  Please Print

Address
       -------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                    Zip Code


--------------------------------------------------------------------------------
                       Tax I.D. or Social Security Number

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                      BOX 6
                                PLEASE SIGN HERE
                                 GRANT OF PROXY
                               (See Instruction 7)

If shares of New Junior Preferred Stock are to be issued in the name of someone (the "Recipient"), other than the person whose signature appears in Box 2, this Box must be signed by the Recipient in order to grant the Star Gas Proxy to the Company.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Signatures of Owners or                                            Date
authorized Signatory

Area Code and Telephone Number:
                               -------------------------------------------------

This box must be signed by persons authorized to become registered holder(s) of New Junior Preferred Stock by endorsement and documents transmitted with this Letter. If signature is by a trustee, executor, administrator, guardian, officer or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below. (See Instruction 3)

Name(s)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                 (Please Print)

Capacity
        ------------------------------------------------------------------------
Address
       -------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               (Include Zip Code)


                               SIGNATURE GUARANTY
                         (If required by Instruction 3)

Signature(s) guaranteed by an Eligible Institution
                                                  ------------------------------
                                                    (Authorized Signature)

(If required by Instruction 3)
                              --------------------------------------------------
                                                  (Title)

(If required by Instruction 3)
                              --------------------------------------------------
                                              (Name of Firm)

--------------------------------------------------------------------------------

                                  INSTRUCTIONS


         Forming Part of the Terms and Conditions of the Exchange Offer

    1. Delivery of This Letter and Certificates; Guaranteed Delivery Procedures. This Letter is to be used whether certificates are to be forwarded herewith, whether tenders are to be made pursuant to the procedures for book-entry transfer set forth in the Offering Circular under the caption "The Exchange Offers--Procedure for Tendering--Book-Entry Transfer" (unless an Agent's Message (as defined below) is utilized), or whether tenders are to be made pursuant to the procedures for guaranteed delivery set forth below and in the Offering Circular under the caption "The Exchange Offers--Procedure For Tendering--Guaranteed Delivery." Certificates for Old Debt Securities or any book-entry transfer into the Exchange Agent's account at DTC of Old Debt Securities tendered electronically, as well as a properly completed and duly executed copy of this Letter or a facsimile hereof or an Agent's Message, and any other documents required by this Letter, must be received by the Exchange Agent at its address set forth herein or (in the case of tenders by book-entry transfer) confirmed to the Exchange Agent on or before 5:00 p.m. New York City time on the Expiration Date. The method of delivery of this Letter, the Old Debt Securities and any other required documents is at the election and risk of the tendering holder, but except as otherwise provided below, the delivery will be deemed made only when actually received or confirmed by the Exchange Agent. If delivery is by mail, the use of registered mail with return receipt requested, properly insured, is suggested.

    Holders whose certificates representing their Old Debt Securities are not immediately available or who cannot deliver their certificates or any other required documents to the Exchange Agent on or before the Expiration Date may tender their Old Debt Securities pursuant to the guaranteed delivery procedures set forth in the Offering Circular. Pursuant to such procedure: (i) tender must be made by or through an Eligible Institution (as defined in the Offering Circular); (ii) prior to the Expiration Date, the Exchange Agent must have received from the Eligible Institution a properly completed and duly executed Notice of Guaranteed Delivery (by facsimile transmission, mail or hand delivery)
(x) setting forth the name and address of the holder and the principal amount of Old Debt Securities tendered, (y) stating that the tender is being made thereby and (z) guaranteeing that, within five New York Stock Exchange trading days after the Expiration Date, the Old Debt Securities and all other documents required by this Letter will be deposited by the Eligible Institution with the Exchange Agent; and (iii) the certificates for all tendered Old Debt Securities, or a confirmation of a book-entry transfer of such Old Debt Securities, into the Exchange Agent's account at DTC as described above, a properly completed and duly executed Letter (or facsimile thereof) (or, in the case of a book-entry transfer, an Agent's Message) and all other documents required by this Letter, must be received by the Exchange Agent within five New York Stock Exchange trading days after the Expiration Date, all as provided in the Offering Circular under the caption "The Exchange Offers--Procedure for Tendering--Guaranteed Delivery."

    The term "Agent's Message" means a message, transmitted by the DTC to, and received by, the Exchange Agent and forming a part of a confirmation of a book-entry transfer, which states that the DTC has received an express acknowledgement from the participant in the DTC tendering the Old Debt Securities, that such participant has received and agrees to be bound by the terms of the Letter and that the Company may enforce such agreement against the participant.

    All questions as to the validity, form, eligibility (including time of receipt), acceptance and withdrawal of tendered Old Debt Securities will be determined by the Company, whose determination will be final and binding. The Company reserves the absolute right to reject any or all tenders that are not in proper form or the acceptance of which, in the opinion of the Company's counsel, would be unlawful. The Company also reserves the right to waive any irregularities or conditions of tender as to particular Old Debt Securities. All tendering holders, by execution of this Letter, waive any right to receive notice of acceptance of their Old Debt Securities.

    Neither the Company, the Exchange Agent nor any other person shall be obligated to give notice of defects or irregularities in any tender, nor shall any of them incur any liability for failure to give any such notice.

    See "The Exchange Offers" in the Offering Circular.

    2. Partial Tenders; Withdrawals. Tenders of Old Debt Securities will be accepted only in integral multiples of $1,000. If less than the entire principal amount of any Old Debt Securities evidenced by a submitted certificate is to be tendered, the tendering holder must fill in the principal amount to be tendered in the fourth column of Box 1 above. All of the Old Debt Securities represented by a certificate delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated. A reissued certificate representing such Old Debt Securities not tendered will be sent to the holder, unless otherwise provided in Box 5, as soon as practicable after the Expiration Date. The entire principal amount of all Old Debt Securities delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated.

    Tenders of Old Debt Securities may be withdrawn and Old Debt Consents may be revoked at any time until the Minimum Debt Exchange has been received and accepted by the Company. To be effective, a notice of withdrawal must: (i) be received by the Exchange Agent before the Minimum Debt Exchange has been received; (ii) specify the name of the person who tendered the Old Debt Securities, the name in which the Old Debt Securities are registered, if different from the tendering Holder, the certificate number or numbers of the Old Debt Securities to which it relates (or, if the tender was by book-entry transfer, information sufficient to enable the Exchange Agent to identify the Old Debt Securities so tendered) and the aggregate principal amount represented by such Old Debt Securities; and (iii) be signed by the holder in the same manner as the original signature on this Letter (including any required (a) signature guarantee or (b) accompanied by evidence satisfactory to this Company that the holder withdrawing such tender has succeeded to beneficial ownership of such Old Debt Securities. If the Old Debt Securities to be withdrawn have been tendered pursuant to the procedures for book-entry delivery as set forth in the Offering Circular under "The Exchange Offers--Procedure for Tendering--Book-Entry Transfer," any notice of withdrawal must specify the name and number of the account at DTC to be credited with the withdrawn Old Debt Securities.)

    3. Signatures on this Letter; Bond Powers and Endorsements; Guarantee of Signatures. If this Letter is signed by the registered holder(s) of Old Debt Securities tendered hereby, the signature must correspond with the name(s) as written on the face of the certificate(s) for such Old Debt Securities without alteration, enlargement or any change whatsoever.

    If any shares of Old Debt Securities tendered hereby are owned of record by two or more joint owners, all owners must sign this Letter. If any tendered Old Debt Securities are held in different names on several certificates, it will be necessary to complete, sign and submit as many separate copies of this Letter as there are names in which certificates are held.

    When this Letter is signed by the registered holder or holders of the Old Debt Securities specified herein and tendered hereby, no endorsements of certificates or separate bond powers are required. If, however, New Debt Securities and New Junior Preferred Stock are to be issued, or certificates for any untendered principal amount of Old Debt Securities are to be reissued, to a person other than the registered holder, then endorsements of any certificates transmitted hereby or separate bond powers are required.

    If this Letter is signed by a person other than the registered holder or holders of any certificate(s) specified herein, such certificate(s) must be endorsed or accompanied by appropriate bond powers, in either case signed exactly as the name or names of the registered holder or holders appear(s) on the certificate(s).

    If this Letter or a Notice of Guaranteed Delivery or any certificates or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and, unless waived by the Company, proper evidence satisfactory to the Company of their authority to so act must be submitted.

    Endorsements on certificates for Old Debt Securities or signatures on bond powers required by this Instruction 3 must be guaranteed by an Eligible Institution.

    Signatures on this Letter need not be guaranteed by an Eligible Institution, provided the Old Debt Securities are tendered: (i) by a registered holder of such Old Debt Securities (which term, for purposes of this Letter, shall include any participant in DTC whose name appears on a security position listing as the owner of Old Debt Securities) who has not completed Box 4 or 5 on this Letter; or (ii) for the account or an Eligible Institution.

    4. Special Issuance and Delivery Instructions. Tendering holders should indicate, in Box 4 or 5, as applicable, the name and address to which the New Debt Securities and the New Junior Preferred Stock or certificates for Old Debt Securities not exchanged are to be sent or issued, if different from the name and address of the person signing this Letter. In the case of issuance in a different name, the tax identification number of the person named must also be indicated.

    5. Return of Unexchanged Old Debt Securities. If any tendered Old Debt Securities are not exchanged pursuant to the Exchange Offer for any reason, such unexchanged Old Debt Securities shall be returned, without expense, to the undersigned at the address shown in Box 1 or at a different address as may be indicated in Box 5.

    6. Consents. Holders of Old Debt Securities who validly tender their Old Debt Securities will be deemed to have given their Consent with respect to such Old Debt Securities to the Old Debt Amendments.

    7. Irrevocable Proxy. HOLDERS OF OLD DEBT SECURITIES WHO VALIDLY TENDER THEIR OLD DEBT SECURITIES WILL BE DEEMED TO HAVE IRREVOCABLY MADE, CONSTITUTED AND APPOINTED THE COMPANY, THE ATTORNEY AND PROXY (THE "STAR GAS PROXY") OF THE HOLDER, WITH FULL POWER OF SUBSTITUTION, TO ATTEND, AND VOTE ALL OF THE SHARES OF NEW JUNIOR PREFERRED STOCK TO BE ISSUED TO THE HOLDER PURSUANT TO THE EXCHANGE OFFER AT, ANY STOCKHOLDER'S MEETING OF THE COMPANY (OR TO EXECUTE A WRITTEN CONSENT) IN FAVOR OF THE STAR GAS TRANSACTION. THIS POWER OF ATTORNEY AND ALL AUTHORITY HEREBY CONFERRED IS COUPLED WITH AN INTEREST AND SHALL BE IRREVOCABLE PURSUANT TO MINNESOTA STATUTES SECTION 302A.449, SUBD.2 AND SHALL NOT BE TERMINATED PRIOR TO 5:00 P.M. NEW YORK CITY TIME ON APRIL 1, 1999. IF SHARES OF NEW JUNIOR PREFERRED STOCK ARE TO BE ISSUED IN THE NAME OF SOMEONE (THE "RECIPIENT"), OTHER THAN THE

PERSON WHOSE SIGNATURE APPEARS IN BOX 2, BOX 6 MUST BE SIGNED BY THE RECIPIENT TO GRANT THE STAR GAS PROXY TO THE COMPANY.

    8. Tax Identification Number. Federal income tax law requires that a holder whose tendered Old Debt Securities are accepted for exchange must provide the exchange agent (as payor) with his or her correct taxpayer identification number ("TIN"), which, in the case of a holder who is an individual, is his or her social security number. If the Exchange Agent is not provided with the correct TIN, the holder may be subject to a $50 penalty imposed by the Internal Revenue Service ("IRS"). In addition, delivery to the holder of the New Junior Preferred Stock pursuant to the Exchange Offer may be subject to back-up withholding. (If withholding results in overpayment of taxes, a refund may be obtained). Exempt holders (including, among others, all corporations and certain foreign individuals) are not subject to these back-up withholding and reporting requirements. See "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" on page 17 for additional instructions.

    Under federal income tax laws, payments that may be made by the Company on account of New Debt Securities and New Junior Preferred Stock issued pursuant to the Exchange Offer may be subject to back-up withholding at a rate of 31%. In order to prevent back-up withholding, each tendering holder must provide his or her correct TIN by completing the "Substitute Form W-9" referred to above, certifying that the TIN provided is correct (or that the holder is awaiting a TIN) and that: (i) the holder has not been notified by the IRS that he or she is subject to back-up withholding as a result of failure to report all interest or dividends; or (ii) the IRS has notified the holder that he or she is no longer subject to back-up withholding; or (iii) certify in accordance with the Guidelines that such holder is exempt from back-up withholding. If the Old Debt Securities are in more than one name or are not in the name of the actual owner, consult "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" on page 17 for information on which TIN to report.

    9. Transfer Taxes. The Company will pay all transfer taxes, if any, applicable to the transfer of Old Debt Securities to it or its order pursuant to the Exchange Offer. If, however, the New Debt Securities and New Junior Preferred Stock are to be delivered to, or are to be issued in the name of, any person other than the registered holder, or if a tendered certificate representing Old Debt Securities registered in the name of any person other than the person signing this Letter, or if a transfer tax is imposed by any reason other than the transfer of Old Debt Securities to the Company or its order pursuant to the Exchange Offer, then the amount of such transfer taxes (whether imposed on the registered holder or any other person) will be payable by the tendering holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted with this Letter, the amount of such transfer taxes will be billed directly to the tendering holder.

    Except as provided in this Instruction 9 it will not be necessary for transfer tax stamps to be affixed to the certificates listed in this Letter.

    10. No Conditional Tender. No alternative, conditional, irregular or contingent tenders will be accepted. All tendering Holders by execution of this Letter (or a facsimile hereof), shall waive any right to receive notice of the acceptance of their Old Debt Securities for exchange.

    The Company, Exchange Agent or any other person is not obligated to give notice of defects or irregularities in any tender, nor shall any of them incur any liability for failure to give any such notice.

    11. Waiver of Conditions. The Company reserves the absolute right to amend or waive satisfaction of any condition enumerated in the Offering Circular, other than the qualification of the New Debt Securities under the Trust Indenture Act, which is nonwaivable by the Company.

    12. Mutilated Lost Stolen or Destroyed Certificates. Any holder whose certificates for Old Debt Securities have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at the address indicated above, for further instructions.

    13. Requests for Assistance or Additional Copies. Questions relating to the procedure for tendering, as well as requests for additional copies of the Offering Circular or this Letter, may be directed to the Exchange Agent.

                            IMPORTANT TAX INFORMATION

    Under federal income tax law, a holder of Old Debt Securities (a "Holder") whose Old Debt Securities is surrendered for exchange is required to provide the Exchange Agent with such Holder's correct TIN on Substitute Form W-9 (see page
7). If such Holder is an individual, the TIN is his social security number. If the Exchange Agent is not provided with the correct TIN, the Holder may be subject to a $50 penalty imposed by the IRS.

    Certain Holders (including, among others, all corporations and certain foreign individuals) are not subject to these back-up withholding and reporting requirements. In order for a foreign individual to qualify as an exempt recipient, that Holder must submit a statement, signed under penalties of perjury, attesting to that individual's exempt status. Such statements may be obtained from the Exchange Agent.

    Back-up withholding is not an additional tax. Rather, the tax liability of persons subject to back-up withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained.

    Purpose of Substitute Form W-9

    To prevent back-up withholding on payments that are made to a Holder with respect to any Old Debt Securities, the Holder is required to notify the Exchange Agent of his correct TIN by completing Box 3 on page 7 certifying that the TIN provided on the Substitute Form W-9 is correct (or that such Holder is awaiting a TIN).

    What Number to Give the Exchange Agent

    The Holder is required to give the Exchange Agent the social security number or employer identification number of the record owner of the Old Debt Securities. If the Old Debt Securities are in more than one name or are not in the name of the actual owner, consult "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" on page 17 for additional guidelines on which number to report.

    Purpose of Form W-9

    A person who is required to file an information return with the IRS must obtain your correct TIN to report income paid to you, real estate transactions, mortgage interest you paid, the acquisition or abandonment of secured property, or contributions you made to an IRA. Use Form W-9 to furnish your correct TIN to the requester (the person asking you to furnish your TIN) and, when applicable, (1) to certify that the TIN you are furnishing is correct (or that you are waiting for a number to be issued), (2) to certify that you are not subject to back-up withholding, and (3) to claim exemption from back-up withholding if you are an exempt payee. Furnishing your correct TIN and making the appropriate certifications will prevent certain payments from being subject to back-up withholding.

    NOTE: If a requester gives you a form other than a W-9 to request your TIN, you must use the requester's form.

    How to Obtain a TIN

    If you do not have a TIN, apply for one immediately. To apply, get FORM SS-5, application for a Social Security Number Card (for individuals) from your local office of the Social Security Administration, or FORM SS, Application for Employer Identification Number (for business and all other entities) from your IRS office.

    To complete Form W-9 if you do not have a TIN, check the space for "Awaiting TIN" on Part 3 of Box 3, sign and date the form, and give it to the requester. Generally, you will then have 60 days to obtain a TIN and furnish it to the requester. If the requester does not receive your TIN within 60 days, back-up withholding, if applicable, will begin and continue until you furnish your TIN to the requester. For reportable interest or dividend payments, the payer must exercise one of the following options concerning back-up withholding during this 60-day period. Under option (1), a payer must backup withhold on any reportable interest or dividend payments made to your account, regardless of whether you make any withdrawals. The back-up withholding under option (2) must begin no later than seven business days after the requester receives this form back. Under option (2), the payer is required to refund the amounts withheld if your certified TIN is received within the 60-day period and you were not subject to back-up withholding during that period.

    NOTE: Checking "Awaiting TIN" on the form means that you have already applied for a TIN, OR that you intend to apply for one in the near future.

    As soon as you receive your TIN, complete another Form W-9, include your TIN, sign and date the form, and give it to the requester.

             GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                          NUMBER ON SUBSTITUTE FORM W-9

    Guidelines for Determining the Proper Identification Number to Give the Payer -- Social Security Numbers have nine digits separated by two hyphens; i.e., 000-00-0000. Employer Identification Numbers have nine digits separated by only one hyphen: i.e., 00-0000000. The table below will help determine the number to give the payer:


        For this Type        Give the Social Security        For this Type             Employee Identification
         of Account:                Number of:                of Account:                     Number of
1. An individual's account       The individual         9. A valid trust estate, or    Legal entity (Do not furnish
                                                             pension fund              the identifying number of the
                                                                                       personal representative or
                                                                                       trustee unless the legal entity
                                                                                       itself is not designated in the
                                                                                       account title)

2. Two or more individuals      The actual owner of     10. Corporate account          The corporation
                                the (joint account)
                                (account or, if
                                combined funds,
                                any one of the
                                individuals

3. Husband and wife (joint      The actual owner of     11. Religious, charitable      The organization
account)                        the joint or account    educational organization
                                or, if joint funds,
                                either person (1)

4. Custodian account of a       The minor (1)           12. Partnership account held   The partnership
minor (Uniform Gift to                                  in the name of the business
Minors Act)

5. Adult and minor (joint       The adult or, if the    13. Association                The organization
account)                        minor is the only
                                contributor, the
                                minor (1)

6. Account in the name of       The ward, minor or      14. A broker or registered     The broker or nominee
guardian or committee for a     incompetent person      nominee
designated ward, minor or
incompetent person

7.a. The usual revocable        The grantor-trustee     15. Account with the           The public entity
savings trust account                                   Department of Agriculture
(grantor is also                                        in the name of a public
trustee)                                                entity (such as a State or
                                                        local government, school
                                                        district, or prison) that
                                                        receives agricultural
                                                        program payment

b. So-called trust account     The actual owner (1)
that is not a legal or
value trust under State
law

8. Sole proprietorship         The owner (4)
account


----------
(1) List first and circle the name of the person whose number you furnish.

(2) Circle the minor(s) name and furnish the minor(s) social security number.

(3) Circle the ward(s), minor(s) or incompetent person(s) name and furnish such person a social security number.

(4) Show the name of the owner.

(5) List first and circle the name of the legal trust, estate or pension trust.

    NOTE: If no name is circled when there is more than one name, the number will be considered to be that of the first name listed.

Obtaining a Number

    If you don't have a TIN or you don't know your number, obtain Form SS-5, Application for a Social Security Number Card, or Form SS, Application for Employer Identification Number, at the local office of the Social Security Administration or the IRS and apply for a number. (Section references are to the Internal Revenue Code).

Payees Exempt from Back-up Withholding

    Payees specifically exempted from backup withholding on ALL payments include the following:

     -    A corporation.

     -    A financial institution.

     - An organization exempt from tax under section 501(a) or an individual retirement plan.

     -    The United States or any agency or instrumentality thereof

     - A State, the District of Columbia, a possession of the United States, or any subdivision or instrumentality thereof

     - A foreign government, political subdivision of a foreign government, or agency or instrumentality thereof.

     - An international organization or any agency or instrumentality thereof. A registered dealer in securities or commodities registered in the U.S. or a possession of the U.S.

     -    A real estate investment trust.

     -    A common trust fund operated by a bank under section 584(a)

     - An exempt charitable remainder trust or a non-exempt trust described in section 4947(a)(1).

     - An entity registered at all times under the Investment Company Act of 1940. A foreign central bank of issue.

    Exempt payees described above should file Form W-9 to avoid possible erroneous backup withholding. FILE THIS FORM WITH THE PAYER, FURNISH YOUR TIN, WRITE "EXEMPT" ON THE FACE OF THE FORM, AND RETURN IT TO THE PAYER. IF THE PAYMENTS ARE INTEREST, DIVIDENDS, OR PATRONAGE DIVIDENDS, ALSO SIGN AND DATE THE FORM.

    Certain payments other than interest dividends, and patronage dividends, that are not subject to information reporting are also not subject to back-up withholding. For details, see the regulations under sections 6041, 6041A(a), 6045, and 6050A.

    Privacy Act Notice. Section 6109 requires you to furnish your correct TIN to persons who must file information returns with the IRS to report interest, dividends, and certain other income paid to you, mortgage interest you paid, the acquisition or abandonment of secured property, or contributions you made to an IRA. The IRS uses the numbers for identification purposes and to help verify the accuracy of your tax return. Payers must generally withhold 31% of taxable interest, dividend, and certain other payments to a payee who does not furnish a TIN to a payer. Certain penalties may also apply.

                                    PENALTIES

    (1) Penalty For Failure To Furnish Taxpayer Identification Number--If you fail to furnish your taxpayer identification number to a payer, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable causes and not to willful neglect.

    (2) Civil Penalty For False Information With Respect To Withholding--If you make a false statement with no reasonable basis which results in no imposition of backup withholding, you are subject to a penalty of $500.

    (3) Criminal Penalty For Falsifying Information With Respect To Withholding--Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.


       FOR ADDITIONAL INFORMATION CONTACT YOUR TAX CONSULTANT OR THE IRS.

                       PETROLEUM HEAT AND POWER CO., INC.

                                    IMPORTANT


    This Letter or a manually signed facsimile hereof (together with certificate for Old Debt Securities or confirmation of book-entry transfer of Old Debt Securities and all other required documents) or a Notice of Guaranteed Delivery must be received by the Exchange Agent prior to the Expiration Date.


The Exchange Agent


                            THE CHASE MANHATTAN BANK


      By Mail:                   By Facsimile:    By Overnight Courier or Hand:

The Chase Manhattan Bank        (214) 946-5932     The Chase Manhattan Bank
c/o Chase Bank of Texas, N.A.                    c/o Chase Bank of Texas, N.A.
1201 Main Street, 18th Floor                      1201 Main Street, 18th Floor
Dallas, Texas  75202                                  Dallas, Texas  75202
Attn:  Frank Ivins                                     Attn:  Frank Ivins
Personal and Confidential                         Personal and Confidential


                                Telephone Number:

                                 (214) 946-5678

The Information Agent


                               MORROW & CO., INC.


                                 445 Park Avenue
                            New York, New York 10022



                           (800) 662-5200 (Toll-Free)




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